UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 29, 2005

Budgethotels Network, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	000-26909	91-1280046
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

74 West Broad St., Suite 350, Bethlehem, Pennsylvania		18018
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	610.814.6830

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

In accordance with the provisions of the Share Exchange Agreement by and between the Company and Edentify, Inc., Messrs. William McLaws and Robert Chalmers resigned from the Board of Directors of the Company (the "Board") effective April 29, 2005. Mr. Terrence DeFranco, the former Chief Executive Officer of Edentify, Inc. was elected by the Board to replace Mr. McLaws and the Board elected Mr. DeFranco as Chief Executive Officer of the Company effective that same date.

Item 9.01 Financial Statements and Exhibits.

Attached are the financials accompanying the Item 1.01 report filed with the Commission on May 5, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Budgethotels Network, Inc.

June 30, 2005	By:	Terrence DeFranco

Name: Terrence DeFranco
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99	Pro-Forma Financials
99	Historical Financials (audited)